UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – July 26, 2010

(Date of earliest event reported)

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	000-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 500, Denver, Colorado 80265

(Address of principal executive offices)

Registrant’s telephone number, including area code 303-672-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

    CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

    CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02    Results of Operations and Financial Condition

On July 27, 2010, QEP Resources, Inc. (the “Registrant”) issued a press release to report the Registrant’s financial results for the period ended June 30, 2010. A copy of the Registrant’s release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 2.02 to this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure

On July 26, 2010, the Registrant issued a press release to report second quarter 2010 production and provided an operations update on the Registrant’s operating activities. A copy of the Registrant’s release is attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.

Exhibit

99.1

Press release issued July 27, 2010, by QEP Resources, Inc.

99.2

Press release issued July 26, 2010, by QEP Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Resources, Inc.

    (Registrant)

July 29, 2010

/s/Richard J. Doleshek

Richard J. Doleshek

Executive Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

99.1

Press release issued July 27, 2010, by QEP Resources, Inc.

99.2

Press release issued July 26, 2010, by QEP Resources, Inc

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